Exhibit 10.3

AMENDMENT NUMBER ONE
TO THE
HAYNES INTERNATIONAL, INC. DEATH BENEFIT PLAN

The Haynes International, Inc. Death Benefit Plan (“Plan”) is hereby amended by Haynes International, Inc. (the “Corporation”) as hereinafter provided.

BACKGROUND

The Corporation reserved the right to amend the Plan pursuant to SECTION 5.1 of the Plan and now desires to amend the Plan to modify EXHIBIT A attached to the Plan in order to remove restrictions and further qualify certain death benefits payable by the Corporation under the Plan.

AMENDMENT

The Plan is hereby amended, effective as of the dates indicated herein, as follows:

1.             The phrase “$1,600,000 payable from 10/01/03 to 9/30/04” set forth in EXHIBIT A attached to the Plan is hereby deleted in its entirety and replaced with the following language:

“$1,600,000 payable from 10/01/03 until such time as Frances Petro (“Petro”) shall retire from employment with the Company (“Retirement”); provided, however, that any death benefits to be provided to Petro under this Plan prior to Retirement shall be reduced by the SERP Benefit (as defined in the SERP Plan) Petro (or his beneficiary) has previously received or has become entitled to receive, whether in cash or otherwise, under the Haynes International, Inc. Supplemental Executive Retirement Plan, effective January 1, 2002 (the “SERP Plan”).”

2.             The phrase “Agreement terminates 10/01/04 unless continued by mutual consent of the parties” set forth in EXHIBIT A attached to the Plan is hereby deleted in its entirety.

3.             This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The validity, meaning and effect of this Amendment shall be determined in accordance with the laws of the State of Indiana applicable to contracts made and to be performed in that State.

4.             This Amendment amends the Plan to the extent provided herein only and all other provisions thereof shall remain in full force and effect.

The Amendment Number One to the Haynes International, Inc. Death Benefit Plan is executed as of the 30th day of August, 2004.

“Corporation”

HAYNES INTERNATIONAL, INC.

By:	/s/ Jean C. Neel

Title:	Vice President , Corporate Affairs and Corporate Secretary